                       MID ATLANTIC MEDICAL SERVICES, INC.
                      1996 NON-QUALIFIED STOCK OPTION PLAN

     Article I.  PURPOSE, ADOPTION AND TERM OF THE PLAN

          1.01 PURPOSE. The purpose of the Mid Atlantic Medical Services, Inc. 1996 Non-Qualified Stock Option Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined) by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors and key employees through the grant of options to purchase Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors and key employees as may be needed for the continued improvement of its business.

          1.02 ADOPTION AND TERM. The Plan shall become effective on May 1, 1996, subject to the prior approval of a simple majority of the holders of Common Stock represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Common Stock. The Plan shall terminate on April 30, 2001, or such earlier date as shall be determined by the Board (as hereinafter defined).

     Article II.  DEFINITIONS

          For  purposes  of  the  Plan,  capitalized  terms  shall  have   the
     following meanings:

          2.01 BENEFICIARY means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Option Agreement upon the Participant's death.

          2.02  BOARD means the Board of Directors of the Company.

          2.03 CAUSE means, with respect to a Participant who is a Non-Employee Director, removal as a director by the holders of Common Stock or by the Board for cause; provided, however, that, if a Non-Employee Director is not a director of the Company, removal as a director by the holders of common stock of any Subsidiary on whose Board of Directors he or she serves or by such Board of Directors for cause.

          2.04 CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

          2.05   COMMITTEE means a committee of the Board as may be appointed, from time  to time,  by the  Board.  The  Board may,  from time  to time, appoint  members of the Committee  in substitution for  those members who were  previously appointed and may fill vacancies, however caused, in the
     Committee.  The Committee shall be  composed of at least three  directors of the  Company, each of whom  is a "disinterested person"  as defined in
     Rule 16b-3,  as promulgated by  the SEC  under the Exchange  Act, and  an


     "outside director" within  the meaning of Section 162(m)  of the Code and
     the  regulations  thereunder.   The Committee  shall  have the  power and
     authority to administer the Plan in accordance with Article III.

          2.06 COMMON STOCK means the Common Stock, par value $.01 per share, of the Company.

          2.07    COMPANY  means  Mid  Atlantic  Medical  Services,   Inc.,  a
     corporation organized under the laws of the State of Delaware, and its successors.

          2.08 DATE OF GRANT means the date designated by the Committee (or its designee pursuant to Section 3.01) as the date as of which it grants an Option, which shall not be earlier than the date on which the Committee (or such designee) approves the granting of such Option.

          2.09 DISABILITY has the meaning specified in Section 22(e)(3) of the Code.

          2.10 DISABILITY DATE means the date as of which an Employee Participant is determined by the Committee to have a Disability.

          2.11 EMPLOYEE PARTICIPANT means a Participant who is not a Non-Employee Director.

          2.12 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

          2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

          2.14 FAIR MARKET VALUE of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); provided, however, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined in good faith by the Committee, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock shall never be less than par value per share.

          2.15 NON-EMPLOYEE DIRECTOR means each member of the Board or of the Board of Directors of a Subsidiary, in each case who is not an employee of the Company or of any of its Subsidiaries.

          2.16 NON-EMPLOYEE DIRECTOR OPTION means an Option granted in accordance with Article VII.

          2.17 OPTION AGREEMENT means a written agreement between the Company and a Participant specifically setting forth the terms and conditions of an Option granted to a Participant under the Plan.

          2.18 OPTION means any option to purchase Common Stock granted to an Employee Participant pursuant to Article V or to a Non-Employee Director pursuant to Article VII. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under
     Section 422 of the Code.

          2.19 PARTICIPANT means any employee of the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Article V and, solely to the extent provided in
     Article VII, any Non-Employee Director.

          2.20 PLAN means the Mid Atlantic Medical Services, Inc. 1996 Non-Qualified Stock Option Plan as set forth herein, and as the same may be amended from time to time.


          2.21  SEC means the Securities and Exchange Commission.

          2.22 SUBSIDIARY means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

          2.23 TERMINATION OF EMPLOYMENT means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee.

     Article III.  ADMINISTRATION

          3.01 COMMITTEE. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers and other key employees to whom Options may be granted, to determine the terms and provisions of the respective Option Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Options as it determines appropriate, to determine whether the shares delivered on exercise of Options will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Options granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect. The Committee may, with respect to Participants who are not subject to Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, delegate such of its powers and authority under the Plan as it deems appropriate to the Company's President or any member of the Committee, provided that the Committee shall regularly review all actions taken pursuant to such delegation of authority.

          3.02 ACTIONS OF THE COMMITTEE. All determinations of the Committee shall be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

     Article IV.  SHARES OF COMMON STOCK

          4.01 NUMBER OF SHARES OF COMMON STOCK ISSUABLE. Subject to adjustments as provided in Section 8.05, 3,000,000 shares of Common Stock shall be available for Options under the Plan. Any and all of such shares may be issued pursuant to Options granted to Employee
     Participants or to Non-Employee Directors. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

          4.02 NUMBER OF SHARES OF COMMON STOCK AWARDED TO ANY PARTICIPANT. In the event the purchase price of an Option is paid, or related tax or withholding payments are satisfied, in whole or in part through the delivery of shares of Common Stock issuable in connection with the exercise of the Option, a Participant will be deemed to have received an Option with respect to those shares of Common Stock.

          4.03   SHARES OF  COMMON STOCK SUBJECT  TO TERMINATED OPTIONS.   The
     Common Stock covered by any unexercised portions of terminated Options may again be subject to new Options under the Plan.

     Article V.  PARTICIPATION


          5.01 ELIGIBLE PARTICIPANTS. Employee Participants in the Plan shall be such officers and other key employees of the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers and key employees, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion, may deem relevant. The Committee's designation of an Employee Participant in any year shall not require the Committee to designate such person to receive Options in any other year. The Committee shall consider such factors as it deems pertinent in selecting Employee Participants and in determining the type and amount of their respective Options.

          Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Options under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Options.

          A Participant may hold more than one Option granted under the Plan.

     Article VI.  STOCK OPTIONS

          6.01 GRANT OF OPTION. Any Option granted under the Plan shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant. No Employee Participant may receive more than 200,000 Options under the Plan during the term of the Plan.

          6.02 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

               (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

               (b)  OPTION TERM.   The term of  each Option shall be  fixed by
     the Committee, but no Option shall be exercisable more than five years after the Date of Grant.

               (c) EXERCISABILITY. An Option Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates and restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.02(b) and (g).

               (d)   METHOD  OF EXERCISE.    Subject to  whatever  installment
     exercise and waiting period provisions that apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). A Participant shall also have the right to pay the exercise price, in full or in part, in the form of Common Stock duly owned by the Participant (and for which the Participant has good title, free and clear of any liens and encumbrances). Any already issued Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

               (e)   NON-TRANSFERABILITY  OF  OPTIONS.   No  Option  shall  be
     transferable by  the Participant otherwise than  by will, by  the laws of descent and distribution, or pursuant  at a qualified domestic  relations order as defined by the Code, Title I of ERISA or the rules thereunder.
               (f)     ACCELERATION  OR  EXTENSION  OF  EXERCISE  TIME.    The
     Committee, in  its sole discretion,  shall have the right  (but shall not


     in any case be obligated) to permit purchase of Common Stock subject to any Option granted to an Employee Participant prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement. In addition, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee Participant to be exercised after its expiration date, subject, however to the limitation set forth in Section 6.02(b).

               (g)  EXERCISE OF OPTIONS UPON TERMINATION OF EMPLOYMENT.

                    (i) EXERCISE OF VESTED OPTIONS UPON TERMINATION OF EMPLOYMENT.

                         (A) TERMINATION. Unless the Committee, in its sole discretion, provides for a shorter or longer period of time in the Option Agreement or a longer period of time in accordance with Section 6.02(f), upon an Employee Participant's Termination of Employment other than by reason of death or Disability, the Employee Participant may, within three months from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable at the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

                         (B) DISABILITY. Unless the Committee, in its sole discretion, provides for a shorter or longer period of time in the Option Agreement or a longer period of time in accordance with Section 6.02(f), upon an Employee Participant's Disability Date, the Employee Participant may, within one year after the Disability Date, exercise all or a part of his or her Options, whether or not such Option was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.02(b).

                         (C)    DEATH.   Unless  the  Committee,  in its  sole
     discretion, provides for a shorter or longer period of time in the Option Agreement or a longer period of time in accordance with Section 6.02(f), in the event of the death of an Employee Participant while employed by the Company, the right of the Employee Participant's Beneficiary to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death of the Employee Participant, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Employee Participant's death or on the date of expiration of the Option determined pursuant to Section 6.02(b), whichever is earlier.

                    (ii) EXPIRATION OF UNVESTED OPTIONS UPON TERMINATION OF EMPLOYMENT. Subject to Sections 6.02(f) and 6.02(g)(i)(C), to the extent all or any part of an Option granted to an Employee Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole discretion and under such terms as it deems appropriate, may permit an Employee Participant who will continue to render significant services to the Company after his or her Termination of Employment to continue to accrue service with respect to the right to exercise his or her Options during the period in which the individual continues to render such services.

     Article VII.  NON-EMPLOYEE DIRECTOR OPTIONS

          7.01 GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS; EXERCISE PRICE; TERM. On May 1, 1996, each person who is a Non-Employee Director on such date shall be granted a Non-Employee Director Option to purchase the number of shares of Common Stock determined in accordance with Section 7.02. A Non-Employee Director shall only receive one Non-Employee Director Option on May 1, 1996, even if he or she serves as a Non-Employee Director of the Company and/or of one or more of its Subsidiaries.

          The exercise price per share for Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All Non-Employee Director Options shall have a five year term.


          7.02 NUMBER OF SHARES. Each Non-Employee Director Option shall entitle the holder to purchase 3,000 shares of Common Stock; provided, however, that, if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option, his or her Non-Employee Director Option shall only entitle him or her to purchase 2,400 shares of Common Stock.

          Such number of shares is, however, subject to increase (but not decrease) based on the application of both of the factors described in Sections 7.02 (a) and (b) below; provided, however, that the number of shares of Common Stock covered by a Non-Employee Director Option shall be increased by one or two shares of Common Stock so that the number of covered shares is divisible by three and provided further, however, that a Non-Employee Director Option shall not entitle the holder to purchase more than 6,000 shares (4,800 shares if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option) of Common Stock.

               (a) NUMBER OF YEARS OF SERVICE. Each Non-Employee Director Option shall entitle the holder to purchase an additional 150 shares (120 shares if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the Option) of Common Stock for each calendar year the Non-Employee Director has served as a director of the Company or of one of its Subsidiaries, but only if such calendar year has been completed prior to the Date of Grant of the Non-Employee Director Option. The following rules shall apply in calculating years of service as a director:

                    (i) PARTIAL SERVICE. If a person has served as a director of the Company or as a director of any of its Subsidiaries at any time during a calendar year, that calendar year shall count as one year of service even if the person did not serve as such for a full year;

                    (ii) MULTIPLE SERVICE. Notwithstanding the foregoing, service as a director of the Company and/or as a director of one or more of its Subsidiaries during any calendar year shall not be double counted. Accordingly, if a person has served as a director of the Company and as a director of one or more of its Subsidiaries during a calendar year, that calendar year shall count as only one year of service; and

                    (iii)    SERVICE  AS  AN EMPLOYEE.    Notwithstanding  the
     foregoing, if a Non-Employee Director served as an employee of the Company or of one of its Subsidiaries at any time during a calendar year, that calendar year shall not count as a year of service.

               (b) INCREASE IN EARNINGS PER SHARE. The number of shares covered by a Non-Employee Director Option shall also be increased (but not decreased) by (i) the percentage increase in earnings per share of Common Stock during the previous two completed fiscal years, multiplied by (ii) 3,000 shares (2,400 shares if a Non-Employee Director is not a Non-Employee Director of the Company on the Date of Grant of the
     Option). Earnings per share of Common Stock shall be determined by reference to the audited consolidated financial statements of the Company, as adjusted to reflect any stock dividends or stock splits that occur during such fiscal years.

          The increase in earnings per share shall be determined by the following calculation:

                    (A) earnings per share (expressed as a dollar amount) in fiscal 1995 minus earnings per share (expressed as a dollar amount) in fiscal 1994, divided by

                    (B) earnings per share (expressed as a dollar amount) in fiscal 1994;

     provided, however, that the number of shares covered by a Non-Employee Director Option shall not be adjusted under this Section 7.02(b) if the Company suffers a loss per share in fiscal 1995 or if earnings per share in 1995 is not greater than earnings per share in 1994.

          For  example, if earnings per  share of Common Stock  in fiscal 1995 increased  by 25% over fiscal 1994, each Non-Employee Director Option (1)
     granted to a person who is a Non-Employee Director of  the Company on May


     1, 1996 would entitle the holder thereof to purchase an additional 750 shares of Common Stock (25% of 3,000 shares) (assuming the 6,000 share limitation is not otherwise exceeded as a result of the application of
     Section 7.02(a)) and (2) granted to a Non-Employee Director who is not Non-Employee Director of the Company on May 1, 1996 would entitle the holder thereof to purchase an additional 600 shares of Common Stock (25% of 2,400 shares) (assuming the 4,800 share limitation is not otherwise exceeded as a result of the application of Section 7.02(a)).

          7.03 EXERCISABILITY. Each Non-Employee Director Option shall become exercisable cumulatively in three equal installments on June 1, 1997, June 1, 1998 and June 1, 1999; provided, however, that, if a Non-Employee Director is removed for Cause, any Option held by such Non-Employee Director shall cease to continue to become exercisable on or after the date of such removal.

          7.04 TERMINATION. If a Non-Employee Director's service with the Company terminates for any reason or if such person ceases to be a Non-Employee Director, such Option shall continue to become exercisable in accordance with Section 7.03 and may be exercised until the expiration of the stated term of the Option. Accordingly, if a Non-Employee Director is removed for Cause, he or she may continue to exercise his or her Non-Employee Director Option until the expiration of the stated term of such Option, but only to the extent that such Option became exercisable prior to the date of such removal and it was not previously exercised.

          7.05 OTHER PLAN PROVISIONS. All applicable provisions of the Plan (other than Sections 6.02(f) and (g)) not inconsistent with this Article VII shall apply to Options granted to Non-Employee Directors.

     Article VIII.  TERMS APPLICABLE TO ALL OPTIONS GRANTED UNDER THE PLAN

          8.01 PLAN PROVISIONS CONTROL OPTION TERMS. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Option under the Plan that is contrary to any provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Option, the terms in the Plan as constituted on the Date of Grant of such Option shall control. Except as provided in Section 8.03 or unless otherwise provided by the Committee, in its sole discretion, in the Option Agreement, the terms of any Option granted under the Plan may not be changed after the Date of Grant of such Option so as to materially decrease the value of the Option without the express written approval of the holder.

          8.02 OPTION AGREEMENT. No person shall have any rights under any Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

          8.03 MODIFICATION OF OPTION AFTER GRANT. Except as provided by the Committee, in its sole discretion, in the Option Agreement or as provided  in  Section  8.05,  no  Option  granted under  the  Plan  to  a
     Participant may be modified (unless such modification does not materially decrease the value of the Option) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

          8.04  TAXES.  The Company shall be entitled, if  the Committee deems it  necessary or  desirable,  to withhold  (or  secure payment  from  the
     Participant  in lieu  of withholding)  the amount  of any  withholding or other  tax required by  law to be  withheld or  paid by the  Company with respect to  any Common  Stock issuable  under such  Participant's Option, and the  Company may defer  issuance of  Common Stock upon  the grant  or exercise  of an Option unless indemnified to its satisfaction against any
     liability  for any  such tax.    The amount  of such  withholding  or tax
     payment shall  be determined by  the Committee or its  delegate and shall


     be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company,
     (b) the payment of cash by the Participant to the Company, and/or (c) with the approval of the Committee, the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. A Participant's election to have withheld shares of Common Stock that are otherwise issuable on exercise of an Option shall be in writing, shall be irrevocable upon approval by the Committee, shall be delivered to the Company prior to the date on which the amount of tax to be withheld is determined, and shall otherwise be made in conformity with SEC Rule 16b-3(e).

          8.05  ADJUSTMENTS TO REFLECT CAPITAL CHANGES; CHANGE IN CONTROL.

               (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of such Options, the amount of Non-Employee Director Options to be granted on any date under Section 7.02, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

               (b) SALE OR REORGANIZATION. After any reorganization, merger, or consolidation in which the Company is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise pursuant to such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

               (c) OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

               (d)    CHANGES  IN  CONTROL.    (i)  Upon  the  dissolution  or
     liquidation of  the  Company,  (ii)  upon a  reorganization,  merger,  or consolidation  in which  the Company  is not  the  surviving corporation,
     (iii)  upon the sale  of substantially all  of the property  or assets of the Company to another  corporation, or (iv) if  at least 50% or  more of the voting stock of the Company is sold either through a tender  offer or otherwise  to a party  or an affiliated  group of parties,  then the Plan and the Options issued thereunder shall  terminate, unless provisions are made  in connection with such  transaction for the  assumption of Options theretofore  granted, or  for the  substitution for  such Options  of new options of the successor  corporation or a parent or  subsidiary thereof, with appropriate adjustment as to the  number and kinds of shares and the
     per  share  exercise  prices.    In  the  event  such  Options  shall  be
     terminated, all outstanding Options  shall be exercisable in full  for at least 30 days prior to such termination date, whether or  not exercisable during  such period,  subject, however,  to the  limitation set  forth in


     Sections 6.02(b) and 7.01. For purposes of this Section 8.05(d), the Company refers to Mid Atlantic Medical Services, Inc., MD-Individual Practice Association, Inc., Optimum Choice, Inc., and/or Physicians Health Plan of Maryland, Inc., jointly or separately. The Committee shall determine the date on which Options may become exercisable pursuant to this Section 8.05(d).

          8.06 SURRENDER OF OPTIONS. Any Option granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

          8.07 NO RIGHT TO OPTION; NO RIGHT TO EMPLOYMENT. Except as provided in Article VII, no director, employee or other person shall have any claim or right to be granted an Option. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

          8.08 OPTIONS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

          8.09 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

          8.10 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Committee.

          8.11 COMPLIANCE WITH SEC RULE 16b-3 AND SECTION 162(m). It is intended that the Plan be applied and administered in compliance with SEC Rule 16b-3 and with Section 162(m) of the Code and the regulations thereunder (Section 162(m) of the Code and such regulations are collectively hereinafter referred to as "Section 162(m)"). If any provision of the Plan would be in violation of Rule 16b-3 or Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3 or
     Section 162(m), as the case may be, as determined by the Committee. The Board is authorized to amend the Plan and to make any such modifications to Option Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 and Section 162(m).

          8.12 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

          8.13 SEVERABILITY. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

          8.14   LEGENDS.  All  certificates for Common  Stock delivered under the Plan shall be subject to  such transfer restrictions set forth in the
     Plan  and such  other restrictions  as the  Committee may  deem advisable under  the rules,  regulations, and  other requirements  of the  SEC, any stock  exchange upon  which the  Common  Stock is  then  listed, and  any applicable federal  or state securities  law.  The Committee  may cause a


     legend or legends to be put on any such certificates to make appropriate references to such restrictions.

          8.15 INVESTMENT REPRESENTATION. The Committee may, in its discretion, demand that any Participant awarded an Option deliver to the Committee at the time of exercise of such Option a written representation that the shares of Common Stock to be acquired upon exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the exercise of his or her Option shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

          8.16  AMENDMENT AND TERMINATION.

               (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Common
     Stock,  represented, by person  or by proxy,  and entitled to  vote at an annual or special meeting of the holders of Common Stock, make any amendment that requires stockholder approval under SEC Rule 16b-3,
     Section 162(m) or under any other applicable law, unless the Board determines that compliance with Rule 16b-3, Section 162(m) and/or such law is no longer desired. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option; provided, however, that the Committee may, in its sole discretion, make provision in an Option Agreement for such amendments that, in its sole discretion, it deems appropriate. Article VII shall not be amended or modified more frequently than once in any period of six consecutive months other than to comport with changes in the ERISA, the Code or the rules and regulations promulgated thereunder.

               (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option to the same extent such Option would have been exercisable had the Plan not terminated.

          8.17   COSTS  AND  EXPENSES.   All  costs and  expenses incurred  in
     administering the Plan shall be borne by the Company.

          8.18 UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any award under the Plan.